                                                             EXHIBIT 99.1

                             BANKERS TRUST COMPANY
                            ONE BANKERS TRUST PLAZA
                            NEW YORK, NEW YORK 10006


                                December 2, 1996


Marine Drilling Companies, Inc.
One Sugar Creek Center Boulevard
Suite 600
Sugar Land, Texas 77478
Attention: William H. Flores

Gentlemen:

                 Bankers Trust Company ("BTCo") is pleased to provide financing of up to $100,000,000 (the "Financing") for Marine Drilling Companies, Inc. (the "Company") on the terms and conditions set forth in this letter and the Summary of Terms and Conditions attached hereto (the "Term Sheet"), which is an integral part of this letter (this "Commitment Letter").

                 BTCo's agreement to provide the Financing is specifically contingent upon (i) the execution and delivery of this Commitment Letter and the related fee letter by the Company prior to the expiration date of this letter referred to below, (ii) the absence of a material adverse change in the business, operations, properties or financial condition of the Company and its subsidiaries, (iii) satisfaction of the terms and conditions of this Commitment Letter (including the Term Sheet), (iv) satisfactory completion of BTCo's due diligence review of the business, operations, properties and financial condition of the Company and its subsidiaries, and (v) the negotiation, execution and delivery of an appropriate credit agreement, guaranties, security documents and other definitive loan documents (collectively, the "Loan Documents") in form and substance satisfactory to BTCo and its counsel.

                 The Term Sheet is intended for discussion purposes and as a general outline only and does not purport to summarize all of the terms, conditions, covenants, representations, warranties and other provisions which would be contained in the Loan Documents. The Financing would be provided pursuant to definitive Loan Documents which would incorporate provisions customarily included by BTCo in transactions of this nature. Certain of those terms and conditions are specified in the Term Sheet. These terms and conditions would be further developed and additional terms would be added during the course of preparing the definitive Loan Documents and as a result of the completion of BTCo's due diligence review.

                 BTCo reserves the right, prior to or after execution of the definitive Loan Documents, to syndicate all or part of its commitment hereunder to one or more financial institutions that will become parties to such definitive Loan Documents. The Company agrees to actively assist in achieving a syndication that is satisfactory to BTCo and the Company. Such syndication will be accomplished by a variety of means, including direct contact during the syndication between your





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senior management and advisors and the proposed syndicate members. To assist
BTCo in its syndication efforts, the Company hereby agrees (a) to provide and cause your advisors to provide BTCo and the other potential syndicate members upon request with all reasonable information deemed necessary by BTCo to complete syndication, including but not limited to information and evaluations prepared by the Company or its advisors relating to the proposed Financing and
(b) to assist BTCo upon request in the preparation of an information memorandum to be used in connection with the syndication of the proposed Financing.

                 To induce BTCo to issue this Commitment Letter, continue its due diligence and the commencement of documenting the proposed Financing, and whether or not the Financing is consummated or the Loan Documents are executed, the Company agrees as follows:

                 (a) to reimburse BTCo promptly for all reasonable costs and expenses incurred by BTCo or any of its affiliates, including, without limitation, (i) the reasonable fees, disbursements and other charges of attorneys and paralegals, (ii) out-of-pocket expenses of BTCo personnel, (iii) other reasonable appraisal, valuation, environmental, title, audit, consulting, search and filing fees and expenses and (iv) all fees, taxes, assessments and duties in connection with the due diligence, negotiation, preparation, review, execution, delivery, performance, collection and enforcement of this Commitment Letter, the related fee letter and the other documentation contemplated hereby and in connection with any other aspect of the Financing; and

                 (b) to indemnify and hold harmless BTCo, its affiliates, and their respective directors, officers, agents, counsel, controlling persons and employees ("Indemnified Persons") from and against all losses, claims, damages, out-of-pocket costs, expenses and liabilities ("Losses") incurred by any of them arising out of or relating to this Commitment Letter, the related fee letter, the Financing, or any other transaction contemplated hereby or thereby (except to the extent any such Losses are determined in a final, non-appealable judgment by a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of such Indemnified Person) and to reimburse BTCo and each other Indemnified Person for any out-of-pocket expenses (including the reasonable fees, disbursements and other charges of attorneys and paralegals), incurred in connection with the foregoing, including, without limitation (i) the investigation of, preparation for or defense of any actual or threatened claim, action or proceeding arising therefrom (including any such costs of responding to discovery requests or subpoenas), regardless of whether BTCo or such Indemnified Person is a party thereto or (ii) any dispute, controversy or enforcement between any Indemnified Person and the Company or any of its affiliates, shareholders or partners. WITHOUT LIMITING THE FOREGOING, IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT EACH INDEMNIFIED PERSON SHALL BE INDEMNIFIED FROM LOSSES CAUSED BY THE ORDINARY NEGLIGENCE, WHETHER SOLE OR CONTRIBUTORY, OF SUCH INDEMNIFIED PERSON. No Indemnified Person shall be responsible or liable to the Company or any other person or entity for consequential, special or punitive damages which may be alleged as a result of this Commitment Letter or the proposed Financing.





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
                 The contents of this Commitment Letter and the related fee letter are confidential and no disclosure of the obligations of BTCo or the terms and conditions hereof shall be made without the prior written consent of BTCo, except to your legal counsel, who shall, by their receipt and acceptance hereof, agree to maintain the confidential nature hereof, and to the extent that such disclosure may be required by securities laws or be legally compelled (by court order, proper discovery request, subpoena, criminal or civil investigative demand or similar process), in which event the Company will provide BTCo with prompt written notice thereof.

                 BTCo reserves the right to employ the services of its affiliates in providing services contemplated by this Commitment Letter and to allocate, in whole or in part, to each such affiliate certain fees payable to BTCo in such manner as BTCo and such affiliate may agree in their sole discretion. The Company acknowledges that BTCo may share with any of its affiliates, and such affiliates may share with BTCo, any information related to the Company or any of the matters contemplated hereby. BTCo agrees to treat, and cause any such affiliate to treat, all non-public information provided to it by the Company, as confidential information in accordance with customary banking industry practices.

                 BTCo's agreement to provide financing pursuant to the terms of this Commitment Letter will expire at 5:00 p.m., (Houston time) on December 4, 1996 unless on or before that time BTCo has received a duly executed counterpart of this Commitment Letter and the related fee letter. In addition, this Commitment Letter shall terminate automatically if the Company or any affiliate shall become subject to any bankruptcy proceedings. The compensation, reimbursement and indemnification provisions contained herein and the related fee letter shall survive any termination hereof.

                 This Commitment Letter shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and BTCo hereby waives any right it may have to a trial by jury in respect of any suit, action, or proceeding relating to this Commitment Letter or the proposed Financing. This Commitment Letter shall not be assignable by the Company or its affiliates without the consent of BTCo.

                 Please sign the enclosed copy of this letter in the space provided below and return the signed copy to the undersigned.

                                                       Very truly yours,

                                                       BANKERS TRUST COMPANY


                                                       By: /s/ KALLI S. HAYES
                                                          ----------------------
                                                       Name:   Kalli S. Hayes
                                                       Title: Vice President





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Accepted and agreed to as of December 4, 1996:

MARINE DRILLING COMPANIES, INC.


By:    /s/  WILLIAM H. FLORES
    ---------------------------------------
Name:       William H. Flores
Title:  Executive Vice President
       and Chief Financial Officer




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
                                                                DECEMBER 2, 1996
                                                                    CONFIDENTIAL





                        SUMMARY OF TERMS AND CONDITIONS
                        MARINE DRILLING COMPANIES, INC.
        $100 MILLION SENIOR SECURED REVOLVING CREDIT/TERM LOAN FACILITY



BORROWER:                         Marine Drilling Companies, Inc. and/or
                                  appropriate rig owning subsidiaries

GUARANTORS:                       All material subsidiaries of the Borrower.

AGENT:                            Bankers Trust Company

FACILITY:                         $100 million revolving credit/term loan
                                  facility (the "Facility"). There will be a $20 million sublimit for performance and documentary letters of credit during the revolving period.

                                  The revolving period of the Facility shall terminate on December 31, 1999. At the end of the revolving period all outstanding loans shall be converted into a four year amortizing term loan, due and payable in sixteen equal quarterly installments beginning March 31, 2000. No letter of credit shall remain outstanding beyond the end of the revolving period.

USE OF PROCEEDS:                  Refinance $10 million of existing debt,
                                  finance the acquisition and upgrade of
                                  offshore drilling rigs, and for general
                                  corporate purposes.

LENDERS: The Agent and a syndicate of financial institutions acceptable to the Agent and the Borrower.

FINAL MATURITY:                   December 31, 2003.

AVAILABLE COMMITMENT:             During the revolving period, the full amount
                                  of the Facility may be borrowed, repaid and reborrowed in minimum amounts to be negotiated, subject to satisfaction of conditions precedent, covenant compliance and notice requirements.

OPTIONAL COMMITMENT
REDUCTIONS:                       Upon at least three days business notice, the
                                  Borrower may irrevocably either terminate the
                                  Facility or permanently reduce the Facility
                                  in integral multiples of $5 million.
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                                                                DECEMBER 2, 1996
                                                                    CONFIDENTIAL




OPTIONAL PREPAYMENT:              At any time and without premium or penalty,
                                  other than breakage fees for LIBOR loans.

MANDATORY PREPAYMENTS/
    COMMITMENT REDUCTIONS:        All net cash proceeds from the sale of
                                  Collateral and all cash proceeds from
                                  insurance claims that are not reinvested in like-kind assets pledged to secure the Facility shall be used to repay outstanding amounts, if any, under the Facility. In addition, the commitment shall be permanently reduced by an amount equal to all such net cash proceeds and insurance proceeds.

                                  At any time that the then current appraised value of the Collateral is less than 2.00 times the commitment under the Facility, the Borrower shall provide new Collateral acceptable to the Agent or the commitment shall be permanently reduced by an amount necessary to result in a Collateral to commitment ratio of at least 2.00 to 1.00, and the Company shall repay any amounts outstanding in excess of such reduced commitment amount.

INTEREST RATES:                   Outstanding amounts shall accrue interest
                                  according to the following pricing
                                  alternatives, as selected by the Borrower.

BASE RATE OPTION:                 Interest shall be at the Base Rate plus the
                                  Applicable Margin.

LIBOR OPTION:                     Interest shall be determined for periods of
                                  1, 2, 3 or 6 months and shall be at an annual rate equal to the London Interbank Offered
                                  Rate plus the Applicable Margin.

APPLICABLE MARGIN:                Interest rates on the Facility shall be tied
                                  to the following ratio calculated at the end of each calendar quarter, as follows:

                                                      TOTAL DEBT TO                             BASE RATE
                                                   TOTAL CAPITALIZATION   LIBOR MARGIN            MARGIN
                                                   --------------------   ------------        --------------
                                                   Less than .15           75 basis points     0 basis points

                                                   .15 to .25              100 basis points    25 basis points
                                                   Greater than .25        125 basis points    50 basis points

                                                                DECEMBER 2, 1996
                                                                    CONFIDENTIAL



                                  For purposes of this calculation an amount equal to all cash and cash equivalents of the Borrower in excess of $15 million shall be deducted from Total Debt and from Total Capitalization.

FEES: Letter of Credit Fee: LIBOR Applicable Margin on the face amount of each letter of credit issued, plus 10 basis points facing fee for issuing bank.

                                  Commitment Fee: 30.0 basis points payable from acceptance of commitment.

SECURITY:                         Perfected first priority security interest on
                                  certain offshore drilling rigs acceptable to the Agent with an appraised value aggregating at least 2 times the total commitments under the Facility (the "Collateral"). The appraised value of any single rig that is part of the Collateral shall not exceed 25% of the total commitment amount.

CONDITIONS PRECEDENT:             Usual and customary for transactions of this
                                  type, including but not limited to 1) the negotiation, execution and delivery of the definitive credit agreement, guaranties, security documents and other loan documents outlined herein, mutually acceptable to the Borrower and the Agent, 2) the creation and perfection of valid first priority security interest in the Collateral, 3) the delivery of an appraisal of the Collateral satisfactory to the Agent, 4) the consummation of a common stock equity offering by the Company of at least $50 million, 5) the repayment of all existing indebtedness except for certain permitted indebtedness to be negotiated, and 6) the absence of material adverse change to the Company and its subsidiaries.

REPRESENTATIONS AND
    WARRANTIES:                   Usual and customary for facilities of this
                                  type, including, but not limited to, legality and enforceability of loan documentation, existence, accuracy of financial statements and other information, compliance with
                                  Regulation U and other regulations, no
                                  material litigation, title to assets,
                                  compliance with ERISA, solvency of the
                                  Borrower and its material subsidiaries, and no Material Adverse Change.





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                                                                DECEMBER 2, 1996
                                                                    CONFIDENTIAL



         COVENANTS:               Usual and customary covenants by the Borrower
                                  and its subsidiaries for transactions of this type, including, but not limited to, the following:

                                  Maintain existence and qualifications, and comply with all applicable legal requirements, maintain, comply with and enforce all franchises, permits, licenses, contracts and other rights necessary to conduct business as presently conducted.

                                  Deliver quarterly and annually consolidated financial statements, prepared in accordance with GAAP, for the Borrower and its subsidiaries, together with an officer's certificate demonstrating compliance with the financial covenants, and a certificate of no default.

                                  Deliver periodic auditor's reports, budgets, projections, rig status reports and other financial information and, promptly upon request, such additional information as may from time to time be reasonably requested by the Agent.

                                  Deliver within ten days all material filings made with the Securities and Exchange Commission or any similar governmental authority and other customarily provided public communications from the Borrower, and its subsidiaries to their stockholders.

                                  Financial covenants shown below to be
                                  calculated on a rolling four-quarter basis:

                                  1)  Minimum interest coverage: Interest
                                      coverage shall be equal to or greater
                                      than 2.00x.

                                  2) Minimum EBITDA of $25 million. Failure to meet this covenant terminates the unused availability, but does not create an event of default.

                                  3)  Maximum Debt-to-Capitalization Ratio: 40%

                                  4)  Positive Working Capital





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
                                                                DECEMBER 2, 1996
                                                                    CONFIDENTIAL



                                  5)  Collateral Maintenance: Maintain
                                      Collateral coverage of at least 2.00
                                      times the total commitments under the
                                      Facility.

                                  Maintain insurance with responsible insurance companies with respect to their properties and business as may be required by law and such other insurance in such amounts and types and with such deductibles as is customarily maintained by comparable companies in the industry.

                                  Limitations on additional indebtedness,
                                  mergers, consolidations and asset
                                  dispositions; investments, advances,
                                  dividends, and extensions of credit, all of which to be negotiated.

                                  The Borrower and its subsidiaries shall not create, assume or suffer to exist any lien or encumbrance on any assets now owned or hereafter acquired, except: liens given in connection with customary permitted exceptions to be negotiated.

                                  No transactions with related parties other than on an arm's-length basis on terms no less favorable to the Borrower or any of its subsidiaries than those available from third parties.

                                  Provide appraisals, on an annual basis, from an independent appraiser acceptable to the Agent, with respect to the market value of the Collateral. Lenders may request one additional appraisal per year at the Borrower's expense and an unlimited number of additional appraisals at the Lenders' expense.

                                  No material change in the nature of the
                                  business conducted by the Borrower or any of its subsidiaries.

EVENTS OF DEFAULT:                Usual and customary for transactions of this
                                  type.

ASSIGNMENTS AND
    PARTICIPATIONS:               Usual and customary for transactions of this
                                  type.

EXPENSES:                         All reasonable out-of-pocket expenses of the
                                  Agent, including accounting due diligence, appraisals and field audits and the reasonable fees and expenses of the Agent's counsel will be for the account of the Borrower.





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
                                                                DECEMBER 2, 1996
                                                                    CONFIDENTIAL




CAPITAL ADEQUACY &
    YIELD PROTECTION:             Usual and customary for transactions of this
                                  type.

INDEMNITY:                        Usual and customary for transactions of this
                                  type.

COUNSEL FOR AGENT:                Andrews & Kurth L.L.P.

GOVERNING LAW:                    State of New York

THIS IS A SUMMARY OF TERMS ONLY AND IS NOT A COMMITMENT TO LEND. THE TERMS HEREIN ARE SUBJECT TO MORE DEFINITIVE DESCRIPTION IN THE DOCUMENTATION OF THE FACILITY. CERTAIN TERMS REMAIN TO BE NEGOTIATED. ADDITIONAL TERMS WILL BE SPECIFIED IN THE DOCUMENTATION OF THE FACILITY.





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